Consolidated Balance Sheet Parentheticals (Unaudited at March 31, 2017) - USD ($) shares in Millions, $ in Millions	Mar. 31, 2017	Dec. 31, 2016
Consolidated Balance Sheet (Unaudited at March 31, 2017)
Fixed maturities, available for sale, amortized cost	$ 60,269	$ 59,650
Equity securities, available for sale, cost	$ 512	$ 504
Common stock, shares authorized	1,750.0	1,750.0
Common stock, shares issued	279.4	279.6
Common stock, shares outstanding	279.4	279.6
Treasury stock, at cost, shares	491.9	489.5